F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 29, l998
                                                 ------------------



                         Rushmore Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)



                                      Texas
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                 (State or other jurisdiction of incorporation)

         000-24057                                      75-2375969
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(Commission file number)                     (IRS employer identification no.)


13355 Noel Road, Suite 650, Dallas, TX                              75240
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(Address of principal executive offices)                           (Zip code)


Registrants telephone number, including area code              (972) 450-6000
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Item 4.  Changes in Registrant's Certifying Accountant
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On April 29, l998, Rushmore Financial Group, Inc. (the "Corporation")  appointed the accounting firm of KPMG Peat Marwick LLP as its independent auditors for the fiscal year ending December 31, 1997, and chose not to renew the engagement of Cheshier & Fuller, L.L.P., who served as the Corporation's independent auditors for the fiscal year ended December 31, l996. The Corporation's Board of Directors approved the selection of KPMG Peat Marwick LLP as new independent auditors upon the recommendation of the Corporation's Audit Committee. Neither management nor anyone on its behalf has consulted with KPMG Peat Marwick LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation's financial statements, and neither a written report nor oral advice was provided to the Corporation that KPMG Peat Marwick LLP concluded was an important factor considered by the Corporation in reaching a decision as to the accounting auditing or financial reporting issue during the Corporation's two most recent fiscal years prior to engaging KPMG Peat Marwick LLP.

The Cheshier & Fuller, L.L.P. reports on the Corporation's financial statements for the years ended December 31, l996 and December 31, 1995 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Since January 1, l995, the Corporation has not had any disagreements with Cheshier & Fuller, L.L.P. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that would require disclosure in this Current Report on Form 8-K.

Cheshier & Fuller, L.L.P. has furnished to the Corporation a letter addressed to the SEC stating that it agrees with the statements in the immediately preceding paragraph. A copy of such letter, dated May 5,1998 is filed as exhibit 1 to this Form 8-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Rushmore Financial Group, Inc.

Dated: May 5, 1998                          By /s/ D. M. Rusty Moore Jr.
                                            ------------------------------------
                                            By D.M. Rusty Moore Jr., CEO



                                INDEX TO EXHIBITS

Letter pursuant to Item 304 (a) (3) of Regulation S-K to the Securities and Exchange Commission from Cheshier & Fuller, L.L.P., dated May 5, l998.

                                                                       Exhibit 1





May 5, l998


Securities and Exchange Commission
450 Fifth Street, N. W.
Washington, DC  20549

Gentlemen:

We have read Item 4 of Form 8-K dated May 5, 1998, of Rushmore Financial Group, Inc. and are in agreement with the statements contained therein. We have no basis to agree or disagree with other statements of the registrant contained therein.



                                            By /s/ Cheshier & Fuller, L.L.P.
                                            ------------------------------------
                                            Cheshier & Fuller, L.L.P.